UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2011
Commission File Number: 0-07914
(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1645 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Election of Directors; Compensatory Arrangements.

On January 15, 2011, the Board of Directors of Earthstone Energy, Inc. (the "Company"), formerly Basic Earth Science Systems, Inc. appointed Andrew P. Calerich to serve on the Audit Committee as the third independent member of the Audit Committee.  As previously reported, the Company's Board of Directors authorized the Company to increase its Board of Directors to four members, and appointed Mr. Calerich to fill that vacancy.  For additional information regarding Mr. Calerich and his appointment and compensation as a director, refer to the Form 8-k as filed with the Securities and Exchange Commission on January 7, 2011.

A copy of the press release pertaining to the appointment of Mr. Calerich as a new member of the Company's Audit Committee is attached hereto as Exhibit 99.1.

 Item 9.01 – Exhibits.

              (d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated January 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EARTHSTONE ENERGY, INC.

DateJanuary 19, 2011	By: /s/ Ray Singleton
Ray Singleton, President